UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2022

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On April 27, 2022, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2022. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, the Company’s Board of Directors (the “Board”), upon the recommendation of the Corporate Governance Committee, appointed Mr. Scott Anderson, Executive Council Head of Carlson Private Capital and chairman of the board of directors of C.H. Robinson, to the Board. Mr. Anderson will serve as a member of the Board until the 2023 annual meeting of shareholders of the Company or until his resignation or sooner removal and otherwise until his successor is elected and qualified. On April 22, 2022, the Board also determined that Mr. Anderson meets the independence standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, including the heightened independence standards for audit committee members, and that Mr. Anderson qualifies as an “audit committee financial expert” as defined under the applicable rules established by the Securities and Exchange Commission (SEC). The Board also appointed Mr. Anderson to serve as a member of the audit committee.

Effective upon appointment, Mr. Anderson became eligible to receive the standard compensation provided by the Company to its other non-employee directors, as most recently disclosed in the Company’s proxy statement for its 2022 annual meeting of shareholders. There is no arrangement pursuant to which Mr. Anderson was selected as a director, and there have been no transactions regarding Mr. Anderson that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2022, the Company, as general partner of the Operating Partnership, executed the Sixth Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Limited Partnership Agreement Amendment”), which amended the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Limited Partnership Agreement”). The effective date of the Limited Partnership Agreement Amendment was April 22, 2022, and the purpose of the Limited Partnership Agreement Amendment was to establish certain parameters for transfers of units issued after the date of the Limited Partnership Agreement Amendment.

The foregoing summary is qualified in its entirety by reference to the Limited Partnership Agreement Amendment, which is attached hereto as Exhibit 3.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Other Exhibits.

    (d)    Exhibits

Exhibit Number	Description
3.1	Sixth Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership.
99.1	Duke Realty Corporation press release dated April 27, 2022, with respect to its financial results for the quarter ended March 31, 2022.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

_________________________
* The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION
By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 27, 2022